Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-4899 - PremierSolutions New Jersey Institutions of Higher Education

Supplement dated September 25, 2025 to Prospectus dated May 1, 2025

This Supplement is regarding the MassMutual Equity Opportunities Fund – Class R5 in the above-referenced product prospectus.

Fund Merger and Termination

Earlier this month, we notified you that the MassMutual Equity Opportunities Fund (a series of MassMutual Select Funds) (“Selling Fund”) was merging into the MassMutual Diversified Value Fund (a series of MassMutual Select Funds) (“Acquiring Fund”) on or about September 15, 2025 (“Reorganization”).

As described in a prospectus supplement for the Selling Fund, MML Investment Advisers, LLC proposed the Reorganization to the Boards of Trustees of the Selling Fund and the Acquiring Fund (the “Boards”), and the Boards unanimously approved the Reorganization, which could be effected without the approval of shareholders and which was expected to be tax-free for U.S. federal income tax purposes.

Under the Agreement and Plan of Reorganization, the Selling Fund transferred that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund in exchange for shares of the same class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the corresponding Selling Fund. The Reorganization closed on or about September 15, 2025 (“Closing Date”). If you were a shareholder of the Selling Fund immediately prior to the Closing Date, you became a shareholder of the corresponding Acquiring Fund. The Selling Fund and Acquiring Fund offer the same classes of shares.

As of the close of business on the Closing Date, investors who held units of the Separate Account Sub-Account that invests in Class R5 shares of the Selling Fund automatically received a proportionate number of Class R5 shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Selling Fund.

You should consider the strategies and risks of the underlying Acquiring Fund. In addition, if you did not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your contract, your contributions were applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account ceased to exist on the Closing Date.

Within 60 (sixty) days of the Closing Date, if your units in the Selling Fund Sub-Account were transferred to the Acquiring Fund Sub-Account, you are permitted to transfer out of the Acquiring Fund to other investment options
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currently offered under your contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

Please see the prospectus (or summary prospectus if applicable) for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus (or summary prospectus if applicable) for the Acquiring Fund, or if you would like to complete a transfer or request a transfer form.

As a result of the above, as of the Closing Date, references to the Selling Fund were removed from the above-captioned product prospectus and information for the Acquiring Fund was added as follows to the “Appendix A – Underlying Funds” section (all other information contained in the “Appendix A – Underlying Funds” section remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	MassMutual Diversified Value Fund - Class R5	0.74%	17.25%	9.86%	9.23%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Brandywine Global Investment Mgmt, LLC

Please read this Supplement carefully and retain it for future reference.

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